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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 1998

Structured Products Corp. on behalf of
TIERSsm Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERSsm Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERSsm Corporate Bond-Backed Certificates Trust APA 1997-8
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 (Exact name of registrant as specified in its charter)

Delaware                          33-55860             13-3692801
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(State or other jurisdiction of   (Commission File     (IRS Employer
incorporation or organization)    Number)              Identification Number)

Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York   10048
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 783-6645.

                                      N/A
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          (Former name or former address, if changed since last report)


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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  On February 24, 1998, $42,712,000 principal amount of TIERSsm Corporate Bond-Backed Certificates, Series APA 1997-8 ZTF Class and $33,071,616 principal amount of TIERSsm Corporate Bond-Backed Certificates, SeriesAPA 1997-8 Amortizing Class were exchanged for $42,712,000 principal amount of the Term Assets.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.
                           None.

Item 8.  Change in Fiscal Year.

                  Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   STRUCTURED PRODUCTS CORP.

                                                   By: /s/ Timothy P. Beaulac
                                                       -------------------------
                                                       Name:  Timothy P. Beaulac
                                                       Title: Assistant Vice
                                                              President and
                                                              Finance Officer

Dated:  February 23, 1998


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